Defiance S&P 500 Income Target ETF
Schedule of Investments
May 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 98.7%		Shares	Value
iShares Core S&P 500 ETF (a)(b)		183,720	$108,789,798
TOTAL EXCHANGE TRADED FUNDS (Cost $103,351,342)			108,789,798

PURCHASED OPTIONS - 0.4%(c)(d)(e)	Notional Amount	Contracts
Call Options - 0.4%			$–
S&P 500 Index, Expiration: 06/02/2025; Exercise Price: $5,923.51	$121,780,814	206	473,800
TOTAL PURCHASED OPTIONS (Cost $473,929)			473,800

SHORT-TERM INVESTMENTS - 1.0%		Shares
Money Market Funds - 1.0%
First American Government Obligations Fund - Class X, 4.25% (f)		1,056,446	1,056,446
TOTAL SHORT-TERM INVESTMENTS (Cost $1,056,446)			1,056,446

TOTAL INVESTMENTS - 100.1% (Cost $104,881,717)			110,320,044
Liabilities in Excess of Other Assets - (0.1)%			(161,343)
TOTAL NET ASSETS - 100.0%			$110,158,701
two			–%
Percentages are stated as a percent of net assets.			–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	All or a portion of security has been pledged as collateral for written options. The fair value of assets committed as collateral as of May 31, 2025 is $47,887,171.
(c)	Non-income producing security.
(d)	Exchange-traded.
(e)	100 shares per contract.
(f)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

Defiance S&P 500 Income Target ETF
Schedule of Written Options
May 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.5)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.5)%
S&P 500 Index, Expiration: 06/02/2025; Exercise Price: $5,911.69	$(121,780,814)	(206)	$(584,628)
TOTAL WRITTEN OPTIONS (Premiums received $584,498)			$(584,628)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

Defiance S&P 500 Income Target ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$108,789,798	$–	$–	$108,789,798
Purchased Options	–	473,800	–	473,800
Money Market Funds	1,056,446	–	–	1,056,446
Total Investments	$109,846,244	$473,800	$–	$110,320,044

Liabilities:
Investments:
Written Options	$–	$(584,628)	$–	$(584,628)
Total Investments	$–	$(584,628)	$–	$(584,628)

Refer to the Schedule of Investments for further disaggregation of investment categories.